Exhibit 99.1

                        United States Bankruptcy Court
                             District of Delaware

In re:  Uniroyal Technology Corporation               Case No.  02-12471
        Consolidation                                 Reporting Period:  Dec 02

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                              Form No.  Document  Explanation
                                                          Attached     Attached
Schedule of Cash Receipts and Disbursements      MOR-1        X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                        MOR-1        X
  Copies of bank statements                                   X
  Cash disbursements journals
Statement of Operations                          MOR-2        X
Balance Sheet                                    MOR-3        X
Status of Post Petition Taxes                    MOR-4        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts            MOR-4        X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging     MOR-5        X
Debtor Questionnaire                             MOR-5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------            ------------------------
Signature of Debtor                              Date

-------------------------------------            ------------------------
Signature of Joint Debtor                        Date

-------------------------------------            ------------------------
Signature of Authorized Individual*              Date

-------------------------------------            ------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation            Case No.  02-12471
Consolidation
           Debtor
                                                 Reporting Period:  Dec 02

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                        CURRENT MONTH      CUMULATIVE TO DATE
                                     ACTUAL   PROJECTED    ACTUAL    PROJECTED
CASH BEGINNING OF MONTH                427           -       645            -

Receipts
Cash Sales                               -           -         -            -
Accounts Receivable                  3,818       4,092    14,256       17,725
Loans and Advances                   4,867           -     6,214            -
Medical                                  1           -        78            -
Sale of Assets                           -           -         -            -
Other (Attach List)                      -           -         -           25
Transfers (From DIP Accts)           8,389           -    28,272            -

Total Receipts                      17,075       4,092    48,820       17,750

Disbursements
Payroll and Taxes                    1,915       1,842     6,210        6,581
Inventory Purchases                  1,625       1,826     6,738        7,311
Medical                                114         275       714          775
Sales, Use & Other Taxes                 -           -         1            -
Secured/Rental/Leases                   81          77       362          429
Utilities                              173         212       442          737
Insurance                              316         316       750          734
Repairs & Maintenance                    9          13        34           62
Outside Services                       155         185       570          754
Administrative                          53          84       326          364
Selling                                 30         101       209          334
Other (Attach List)                     39          65       286        1,174

Change in Other                        (64)          -      (268)           -
Transfers (To DIP Accts)            12,639           -    32,674            -

Professional Fees                        -           -         -            -
US Trustee Quarterly Fees                -           -         -            -
Court Costs                              -           -         -            -

Total Disbursements                 17,085       4,996    49,048       19,255

Net Cash Flow                          (10)       (904)     (228)      (1,505)

CASH END OF MONTH                      417                   417


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                              $17,085
  Less: Transfers to Debtor in Possession Accounts               $12,639
  Plus: Estate disbursements made by outside sources
    (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES  $ 4,446

In         Consolidated                        Case No.
re____________________________
  Debtor
                                               Reporting Period:      Dec 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                               Cumulative
REVENUES                                            Month    Filing to Date
Gross Revenues                                      2,879       14,496
Less: Returns and allowances                           24          110
Net Revenue                                         2,855       14,386

COST OF GOODS SOLD
Beginning Inventory                                     -            -
Add: Purchases                                          -            -
Add: Cost of Labor                                      -            -
Add: Other Costs (attach schedule)                  2,595       11,741
Less: Ending Inventory                                  -            -
Cost of Goods Sold                                  2,595       11,741
Gross Profit                                          260        2,645

OPERATING EXPENSES
Marketing                                              31          108
Bad Debts                                               -            -
Contributions                                           -            -
Employee Training & Relocation                          1           12
Insider Compensation*                                   -            -
Insurance                                             115          477
Corporate Services                                      -            -
Office Expense                                          9           44
Repairs and Maintenance                                 5           20
Rent and Lease Expense                                 30          128
Salaries/Commissions/Fees                             432        1,758
Supplies                                                2           23
Outside Services                                       89          280
Taxes - Real Estate & Property                         18           53
Taxes - Other                                           -          (11)
Travel and Entertainment                               39          183
Utilities                                              52          152
Other (attach schedule)                                40           79
Total Operating Expenses Before Depreciation          863        3,306

Depreciation/Depletion/Amortization                   931        3,873
Net Profit (Loss) Before Other Income & Expenses   (1,534)      (4,534)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                        103        1,139
Interest Expense                                       87          376
Other Expense (attach schedule)                     1,308        2,375
Net Profit (Loss) Before Reorganization Items      (2,826)      (6,146)

REORGANIZATION ITEMS
Professional Fees                                       -            -
U.S. Trustee Quarterly Fees                             -            -
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                   -            -
Gain (Loss) from Sale of Equipment                      -            -
Other Reorganization Expenses (attach schedule)       141        1,339
Total Reorganization Expenses                         141        1,339

Income Taxes                                          (27)        (128)
Net Profit (Loss)                                  (2,940)      (7,357)

In Re: Consolidated                                  Case No.
  Debtor
                                                     Reporting Period: Dec 02

                             STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                               Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       Month    Filing to Date

Other Costs
Variable Cost Of Goods Sold                         1,978        7,687
Direct Manufacturing Period                           411        3,304
R & D                                                 206          750

Total                                               2,595       11,741

Other Operational Expenses
Bank & Loan Charges                                    40           66
Royalty Expense                                         1            3
Discounts Lost                                          -            2
Rounding                                               (1)           8

Total                                                  40           79

Other Income
Administration Fees                                    33           99
Medical Expense Clearing                               69        1,038
Gain On Fixed Assets                                    -            6
Misc Income                                             1           (4)

Total                                                 103        1,139

Other Expenses
Idle Facility Cost                                     30          437
Loss On Fixed Assets                                1,184        1,172
Retiree Medical                                        24           71
Medical Expense Clearing                               69          707
Misc Expense                                            1          (12)

Total                                               1,308        2,375

Other Reorganization Expenses
Legal                                                 (10)         689
Financial Advisors                                     50          208
Auditors & Admin                                       10           44
Public Relations                                        -          (12)
Committees Fees                                        91          406
Other                                                   -            4

Total                                                 141        1,339

In re: Consolidated                                   Case No.
  Debtor                                              Reporting Period: Dec 02


                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

      ASSETS                                    Book Value at    Book Value
                                                End of Current   on Petition
                                                Reporting Month      Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                    417             645
Restricted Cash and Cash Equivalents (see
  continuation sheet)                                  -               -
Accounts Receivable, Net                           5,302           4,880
Notes Receivable                                       -               -
Inventories                                       11,502          10,130
Prepaid Expenses                                   1,707           1,725
Professional Retainers                                 -               -
Other Current Assets (attach schedule)               383             395
TOTAL CURRENT ASSETS                              19,311          17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                     5,622           5,622
Machinery and Equipment                           66,163          66,984
Furniture, Fixtures and Office Equipment           5,420           6,082
Leasehold Improvements                            12,620          13,778
Vehicles                                              13              13
Constrution In Process                             1,594           1,802
Less: Accumulated Depreciation                    38,291          36,065
TOTAL PROPERTY AND EQUIPMENT                      53,141          58,216

OTHER ASSETS
Loans to Insiders*                                     -               -
Other Assets (attach schedule)                    17,556          17,473

TOTAL ASSETS                                      90,008          93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                   4,638           2,756
Taxes Payable (Refer to FORM MOR-4)                1,129           1,108
Wages Payable                                      1,888           1,870
Debt - Secured                                     8,178           6,643
Accrued Benefits & Withholdings                      973           1,238
Retiree Medical                                    5,903           5,704
Professional Fees                                  1,177               5
Amounts Due to Insiders*                               -               -
InterCompany                                           -               -
Other Postpetition Liabilities (attach schedule)   1,571           1,414
TOTAL POSTPETITION LIABILITIES                    25,457          20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                           -               -
Priority Debt                                          -               -
Unsecured Debt                                    62,431          63,249
TOTAL PREPETITION LIABILITIES                     62,431          63,249

TOTAL LIABILITIES                                 87,888          83,987

SHAREHOLDERS' EQUITY
Capital Stock                                        327             327
Additional Paid-in-Capital                       112,291         112,291
Partners' Capital Account                              -               -
Owner's Equity Account                                 -               -
Retained Earnings - Pre-petition                 (65,787)        (65,787)
Retained Earnings - Post-petition                 (7,357)              -
Adjustments to Shareholders' Equity (attach
  schedule)                                      (37,354)        (37,354)
Postpetition Contributions (Distributions)/
  (Draws) (attach schedule)                            -               -
Net Shareholders' Equity                           2,120           9,477

Total Liabilities and Shareholders' Equity        90,008          93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                                  Case No.
  Debtor
                                                      Reporting Period: Dec 02

                                  BALANCE SHEET
                               Continuation Sheet

                                                Book Value at    Book Value
                                                End of Current   on Petition
  ASSETS                                        Reporting Month      Date

Other Current Assets
Other Current Receivables                              383            395
Securities Owned                                         -              -
Current Deferred Tax Asset                               -              -
Other Current Assets                                     -              -

Total                                                  383            395

Other Assets
Investment In Affiliates                                 -              -
L/T Receivables                                          -              -
L/T Investments                                      1,016          1,010
Patents / Trademarks / Goodwill                     14,328         14,392
Loan Costs                                             289              1
L/T Deferred Tax Asset                                   -              -
Other L/T Assets                                     1,923          2,070

Total                                               17,556         17,473

                                                Book Value at    Book Value
                                                End of Current   on Petition
         LIABILITIES AND SHAREHOLDERS' EQUITY   Reporting Month      Date

Other Postpetition Liabilities
Accrued Interest                                        47             26
Accrued EPA                                              -              -
Accrued Repl. & Adj.                                     -              -
Accrued Other Expenses                                 298            196
Accrued Longevity                                      289            289
Other Liabilities                                      937            903

Total                                                1,571          1,414

Adjustments to Shareholders' Equity
Treasury Stock                                     (37,354)       (37,354)

Postpetition Contribution (Distributions)/(Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                    Case No.
  Debtor
                                                      Reporting Period: Dec 02

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                               Beginning     Amount                                      Ending
                                                  Tax     Withheld or    Amount      Date    Check No.    Tax
                                               Liability    Accrued       Paid       Paid     or EFT   Liability
Federal
Withholding                                        -            -          -                               -
FICA-Employee                                      -            -          -                               -
FICA-Employer                                      -            -          -                               -
Unemployment                                       -            -          -                               -
Income                                           292          (27)         -                             265
Other                                              -            -          -                               -
  Total Federal Taxes                            292          (27)         -                             265
State and Local
Withholding                                        -            -          -                               -
Sales                                              4            -          -                               4
Franchise                                          7            5          -                              12
Income                                           (86)           -        (76)                            (10)
Real Property                                      -            -          -                               -
Personal Property                                842           16          -                             858
Other                                              -            -          -                               -
  Total State and Local                          767           21        (76)                            864
Total Taxes                                    1,059           (6)       (76)                          1,129

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                                Number of Days Past Due
                                                Current        0-30      31-60      61-90   Over 90      Total
Accounts payable                                 2,039          302        777        366         9      3,493
Wages payable                                        -            -          -          -         -          -
Taxes payable                                        -            -          -          -         -          -
Rent/Leases-Building                                 -            -          -          -         -          -
Rent/Leases-Equipment                                -            -          -          -         -          -
Secured Debt/Adequate Protection Payments            -            -          -          -         -          -
Professional Fees                                    -            -          -          -         -          -
Amounts Due to Insiders*                             -            -          -          -         -          -
Other A/P Clearings                                229            -          -          -         -        229
Other                                              916            -          -          -         -        916
Total Postpetition Accounts Payable              3,184          302        777        366         9      4,638

Explain how and when the Debtor intends to pay any past-due postpetition debts.


*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                   Case No.
  Debtor
                                                      Reporting Period: Dec 02

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                            Amount
Total Accounts Receivable at the beginning of the reporting period     6,206
+ Amounts billed during the period.                                    3,470
-Amounts collected during the period.                                  3,711
Total Accounts Receivable at the end of the reporting period           5,965


       Accounts Receivable Aging                                      Amount
0-30 days old                                                          4,370
31-60 days old                                                           855
61-90 days old                                                           210
91+ days old                                                             530
Total Accounts Receivable                                              5,965
Allowance                                                                353
Other                                                                   -310
Accounts Receivable (Net)                                              5,302


          DEBTOR QUESTIONNAIRE

      Must be completed each month                            Yes           No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period? If
   yes, provide an explanation below.                                       No

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                            No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                       Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no, provide
   an explanation below.                                      Yes